CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Allocation Series Inc. – Select Balanced Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1.     The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Administrative Officer
Smith Barney Allocation Series Inc. —	Smith Barney Allocation Series Inc. —
Select Balanced Portfolio	Select Balanced Portfolio

/s/ R. Jay Gerken	/s/ Andrew B. Shoup
R. Jay Gerken Date: October 12, 2004	Andrew B. Shoup Date: October 12, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R.     Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Allocation Series Inc. – Select Growth Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1.     The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Administrative Officer
Smith Barney Allocation Series Inc. —	Smith Barney Allocation Series Inc. —
Select Growth Portfolio	Select Growth Portfolio

/s/ R. Jay Gerken	/s/ Andrew B. Shoup
R. Jay Gerken Date: October 12, 2004	Andrew B. Shoup Date: October 12, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R.     Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Smith Barney Allocation Series Inc. – Select High Growth Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1.     The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Administrative Officer
Smith Barney Allocation Series Inc. —	Smith Barney Allocation Series Inc. —
Select High Growth Portfolio	Select High Growth Portfolio

/s/ R. Jay Gerken	/s/ Andrew B. Shoup
R. Jay Gerken Date: October 12, 2004	Andrew B. Shoup Date: October 12, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.